SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|      Preliminary proxy statement.
|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).
|X|      Definitive proxy statement.
|_|      Definitive additional materials.
|_|      Soliciting material pursuant to Rule 14a-12.


                              The Tocqueville Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

         |X| No fee required.

         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
             (1) Title of each class of securities to which transaction applies: N/A
             (2) Aggregate number of securities to which transaction
                 applies: N/A
             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
             (4) Proposed maximum aggregate value of transaction: N/A
             (5) Total fee paid: $0

         |_| Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
             (1) Amount Previously Paid: N/A
             (2) Form, Schedule or Registration Statement No.: N/A
             (3) Filing Party: N/A
             (4) Date Filed: N/A

--------------------------------------------------------------------------------



                              THE TOCQUEVILLE TRUST
                            The Tocqueville Gold Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  July 9, 2002




--------------------------------------------------------------------------------


                                                                   1675 Broadway
                                                        New York, New York 10019
                                                                  (212) 698-0800

A Special Meeting of Shareholders of The Tocqueville Gold Fund (the "Fund"), a series of The Tocqueville Trust (the "Trust") will be held at 10:00 a.m. on July 9, 2002 at the offices of the Trust at 1675 Broadway, 16th Floor, New York, New York for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated June 7, 2002.

1. To approve a change in the Fund's current policy to enable the Fund to be classified as a "non-diversified" investment company.

2.   To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on June 3, 2002 are entitled to notice of, and to vote at, the meeting.

                                        By Order of the Board of Trustees

                                        /s/ Francois D. Sicart
                                        Francois D. Sicart
                                        Chairman and Principal Executive Officer

                                        June 7, 2002

--------------------------------------------------------------------------------



YOUR VOTE IS IMPORTANT WITHOUT REGARD TO THE NUMBER OF SHARES YOU OWN ON THE RECORD DATE. ALTHOUGH YOU ARE INVITED TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON, IF YOU ARE UNABLE TO ATTEND, YOU MAY VOTE YOUR SHARES BY MAIL. IN ORDER TO VOTE BY MAIL, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU LATER DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.



--------------------------------------------------------------------------------

                              THE TOCQUEVILLE TRUST
                            The Tocqueville Gold Fund
                            1675 BROADWAY, 16th FLOOR
                            NEW YORK, NEW YORK 10019

                                 PROXY STATEMENT

           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2002

                                  INTRODUCTION

         This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Tocqueville Trust (the "Trust") on behalf of The Tocqueville Gold Fund (the "Fund"), for use at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of the Trust at 1675 Broadway, New York, New York on July 9, 2002 at 10:00 a.m. Such solicitation will be made primarily by the mailing of this statement and the materials accompanying it. Supplemental solicitations may be made by mail or telephone by officers and representatives of the Trust. The expenses in connection with preparing and mailing this statement and the material accompanying it will be borne by the Fund. This Proxy Statement and the accompanying Proxy are first being sent to shareholders on or about June 7, 2002. Additional information about the Fund is available by calling 800-697-3836. The Trust's most recent annual and semi-annual reports are available upon request and without charge by calling 800-697-3836.

         The outstanding voting shares of beneficial interest (the "Shares") of the Fund as of the close of business on June 3, 2002 consisted of 5,713,285.183 Shares, each whole Share being entitled to one vote and each fraction of a Share being entitled to a proportionate fraction of a vote. Only shareholders of record at the close of business on June 3, 2002 are entitled to vote at the Meeting. Any shareholder may revoke his or her proxy at any time prior to its exercise by (i) a written notification of such revocation, which must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Trust at its principal executive office, 1675 Broadway, New York, New York 10019, and be received prior to the Meeting to be effective, (ii) signing another proxy of a later date, or (iii) personally casting his or her vote at the Meeting.

         The Special Meeting of Shareholders is being called for the following purpose: to approve a change in the Fund's current policy to enable the Fund to be classified as a "non-diversified" investment company.

         A majority of the outstanding Shares of the Fund, represented in person or by proxy, shall be required to constitute a quorum at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes (as described below) to approve the proposal are not received, the person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting.

         Any signed proxy will be voted in favor of the proposal unless a choice is indicated to vote against or to abstain from voting on the proposal. An abstention will have the same legal effect as a vote against the proposal.

         As of June 3, 2002, Tocqueville Asset Management L.P., the Fund's adviser (the "Advisor") beneficially owned less than 1% of the Shares of the Fund.

PROPOSAL 1. APPROVAL OF A CHANGE IN THE FUND'S CURRENT POLICY TO ENABLE THE FUND
            TO BE CLASSIFIED AS A "NON-DIVERSIFIED" INVESTMENT COMPANY.

         Description of the Fund's Current Classification and the Difference Between Diversified and Non-Diversified Investment Companies
         -------------------------------------------------------------------

         The Board of Trustees unanimously recommends that the shareholders of the Fund vote to change the Fund's classification to a "non-diversified" investment company. As a non-diversified investment company, the Fund would not be subject to certain percentage limitations on investments that apply to "diversified" investment companies. The Fund is currently classified as an open-end diversified management investment company. As a diversified company, the Fund is subject to strict percentage limitations on the amount of assets that can be invested in any one issuer. These limits are set forth in the Fund's current fundamental policy concerning diversification, which reads as follows:

            "With respect to 75% of the value of the Fund's assets, [the Fund may not] purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer, or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund."

         In other words, with respect to 75% of the Fund's assets, the Fund cannot purchase shares in a company if more than 5% of its assets would be invested in such company. This diversification policy also prohibits the Fund (with respect to 75% of the value of the Fund's assets) from investing in a company if the Fund would then own immediately after such purchase more than 10% of the outstanding voting securities of that company.

         In addition to the percentage restrictions imposed on diversified investment companies, both diversified and non-diversified investment companies are subject to the asset diversification requirements of Subchapter M of the Internal Revenue Code (the "Code") if the investment company elects to qualify as a regulated investment company. Subchapter M governs regulated investment companies and allows for certain tax benefits if an investment company qualifies as such. Since the Fund has elected to qualify as a regulated investment company under Subchapter M, it is subject to these asset diversification requirements. Under the Subchapter M asset diversification test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of any one issuer and does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. The proposal to change the Fund's classification to non-diversified will not affect the Fund's status as a regulated investment company under the Code nor will it affect the Fund's obligation to comply with the diversification requirements of Subchapter M.

         Risks
         -----

         As a general matter, non-diversified funds are considered riskier than diversified funds investing in the same types of securities. This is because the investment performance of a non-diversified fund can be hurt (or helped) disproportionately by the performance of relatively few securities. Nonetheless, the Advisor believes that changing the Fund's status to non-diversified is consistent with the Fund's current investment objectives and strategies.

         Reason To Vote For the Proposal
         -------------------------------

         At a Board of Trustees meeting on March 28, 2002, the Trustees considered and unanimously approved, subject to approval by the shareholders, the proposed change in the Fund's classification to non-diversified. The reason for the proposed change is to allow the Fund more flexibility in pursuing its investment objective of long-term capital appreciation. The Fund seeks to advance its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in gold and securities of companies located throughout the world that are engaged in mining or processing gold. Due to its diversified status, the Fund is currently restricted from purchasing additional shares of certain companies that it considers to be its appropriate investment opportunities. In addition, over the last few years, the precious metals industry has experienced a substantial amount of consolidation limiting the number of attractive investment opportunities within this industry. Changing the Fund's classification to a non-diversified investment company will allow the Advisor to direct more of the Fund's assets to certain investments.

         The Fund's classification as a non-diversified investment company would be categorized as a non-fundamental policy and therefore the Trustees could amend this policy to again classify the Fund as a diversified investment company in the future without shareholder approval.

         Trustees' Recommendation. The Trustees unanimously recommend that shareholders approve the proposed change to the Fund's current policy to enable the Fund to be classified as a "non-diversified" investment company.

         The favorable vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund is required for the approval of this proposal. The vote of the holders of a majority (as so defined) of outstanding voting securities means the vote of (1) the holders of 67% or more of the Shares of the Fund represented at the Meeting, if more than 50% of the Shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding Shares of the Fund, whichever is less. If the shareholders of the Fund do not approve the proposal, the Fund will continue to operate as a diversified investment company.

         The Trustees unanimously recommend that shareholders of the Fund vote in favor of Proposal 1.


INFORMATION REGARDING THE FUND

         As of May 31, 2002, the following persons beneficially owned more than 5% of the Fund's Shares:


Name and Address                       Amount and Nature
of Beneficial Owner                    of Beneficial Ownership         Percent of Ownership in the Fund
-------------------                    -----------------------         --------------------------------


Charles Schwab & Co., Inc.                 2,113,086.848                            36.32%
101 Montgomery Street
San Francisco, California  94104

National Financial Service Corp.            654,311.349                             11.24%
One World Financial Center
New York, New York  10281

RBC Dain Rauscher                           418,567.574                              7.19%
Bank of Bermuda
Hamilton HM11
Bermuda


         As of May 31, 2002, the Trustees beneficially owned Shares of the Fund in the amounts indicated below:


                                            Amount and Nature
         Name of Trustee                    of Beneficial Ownership             Percent of Ownership in the Fund
         ---------------                    -----------------------             --------------------------------


Francois Sicart(1)                                23,236.036                            less than 1%
Lucille G. Bono                                    703.717                              less than 1%
James B. Flaherty                                    None                                   None
Inge Heckel                                          None                                   None
Robert Kleinschmidt                                  None                                   None
Francois Letaconnoux                                 None                                   None
Larry M. Senderhauf                                  None                                   None
Guy A. Main                                          None                                   None
James W. Gerard                                    379.243                              less than 1%


         As of May 31, 2002, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund's outstanding Shares.

INFORMATION REGARDING THE INVESTMENT ADVISOR, DISTRIBUTOR AND ADMINISTRATOR

         Tocqueville Asset Management L.P. is the investment advisor and administrator for the Fund. Tocqueville Securities, L.P. is the Fund's distributor. These entities are located at 1675 Broadway, New York, New York 10019.

OTHER MATTERS

         While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business that management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. The Board of Trustees presently is not aware of any other matters that will come before the Special Meeting. If an event not now anticipated, or any other matters properly come before the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

         As a Massachusetts business trust, the Trust is not required and does not intend to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board of Trustees at a reasonable time prior to the solicitation of any shareholder proxy. The Board of Trustees is not accepting shareholder proposals at this Special Meeting.

         As of June 3, 2002 the Advisor was believed to possess voting power with respect to 1,141,555,790 (20.0%) of the outstanding Shares of the Fund, in view of which such Shares could be deemed to be beneficially owned by the Advisor as of such date. However, the Advisor and its affiliates have advised the Trust that they intend to vote any Shares over which they have voting power at the Special Meeting (i) in the manner instructed by the customers for which such Shares are held, or (ii) in the event that such instructions are not received, in the same proportion as the votes cast by other shareholders (including advisory customers who furnish voting instructions).

                                     By Order of the Board of Trustees

                                     /s/ Francois D. Sicart
                                     Francois D. Sicart,
                                     Chairman and Principal Executive Officer
June 7, 2002



--------
1  Mr. Sicart is also the Chairman and Principal Executive Officer of the Trust.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXY TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL AND TO USE HIS DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                            THE TOCQUEVILLE GOLD FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                            OF THE TOCQUEVILLE TRUST
                 SPECIAL MEETING OF SHAREHOLDERS - JULY 9, 2002

                  THE UNDERSIGNED SHAREHOLDER OF THE TOCQUEVILLE GOLD FUND (THE "FUND") HEREBY APPOINTS PETER HARTNEDY AS ATTORNEY AND PROXY OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF BENEFICIAL INTEREST OF THE FUND STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON JUNE 3, 2002, AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT THE OFFICES OF THE TOCQUEVILLE TRUST AT 1675 BROADWAY, 16TH FLOOR NEW YORK, NY 10019 AT 10:00 A.M. ON JULY 9, 2002 AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSAL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

                  THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSAL LISTED BELOW UNLESS OTHERWISE INDICATED.


TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS   |X|                 KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                DETACH HERE AND RETURN THIS PORTION ONLY

                                                      THE TOCQUEVILLE GOLD FUND

                                                          VOTE ON PROPOSAL



FOR       AGAINST      ABSTAIN
|_|         |_|          |_|         1.   TO APPROVE A CHANGE IN THE FUND'S CURRENT POLICY TO ENABLE THE FUND TO BE CLASSIFIED AS A
                                          "NON-DIVERSIFIED" INVESTMENT COMPANY.


---------------------------------------------------------------                 ----------------------------------------------------
SIGNATURE (PLEASE SIGN WITHIN BOX)                         DATE                 SIGNATURE (JOINT OWNERS)                        DATE

     PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE
REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO
INDICATE.